UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust
40 W. 57th St., 19th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt
The Tocqueville Trust
40 W. 57th St., 19th Floor
New York, NY 10019
(Name and address of agent for service)

(212) 698-0800
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period:  October 31, 2020

Item 1. Reports to Stockholders.

The Tocqueville Trust Mutual Funds Annual Report

October 31, 2020

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville Phoenix Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (http://tocquevillefunds.com/mutual-funds/download-information-literature-center), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-697-3863, or by enrolling at www.tocquevillefunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-697-3863 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the Fund complex if you invest directly with the Funds.

TOCQUEVILLE

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocquevillefunds.com

Chairman’s Letter

Dear Fellow Shareholder,

As they do every four years, the people have spoken. What they said, however, at best appears, uncertain, and at worst, subject to intense debate. What does seem to be clear, at least, is that the nation is not enthralled with the Socialist narrative of the progressive left, and that, along with the prospect of divided government, has given the markets an excuse to heave a sigh of relief.

The likelihood of additional stimulus also continues to excite the markets, as does the rapid progress on various vaccines. All suggest a recovering global economy well into 2021, which, if not stifled by a return of higher taxes and greater regulations under a new Administration could have long legs. There is an awful lot of bounce back potential in economies so battered by the COVID-19 pandemic.

Lurking over any rosy outlook, however, is the mounting Federal Debt which increased, in the most recent fiscal year alone, by a whopping $3.3 Trillion. To call this unsustainable is hardly controversial. To suggest that it will never be repaid is no more perspicacious than to remark that the Emperor is actually naked, but like the fable, everyone has agreed to leave it unsaid. Still, a mountain, indeed, a mountain range of Federal Debt cannot but lead to a declining currency and a rising interest rate structure.

“When,” my observant fellow shareholder might ask, “since this has been the case for some years?”

That is the question, the answer to which is more political than economic. Faith in government and animal spirits will decide. On that score, the recent elections were not unencouraging.

In the pages that follow, your fund managers will discuss how they have navigated through this unusual, plagued election year.

Sincerely,

Robert W. Kleinschmidt

Chairman

Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholder,

The U.S. equity markets over the twelve months ended October 31, 2020 have resembled a roller coaster with an initial slow and steady rise followed by a steep decline as the global COVID-19 pandemic took hold and economies shut down but then suddenly giving way to another gradual rebound as nearly $30 trillion of global fiscal and monetary stimulus efforts kicked in and businesses reopened. All of that occurred before experiencing several brief but less dramatic plunges as the period ended, when such largesse began to expire, new viral hotspots emerged, and the U.S. election loomed. During the period, U.S. markets generally outperformed the rest of the globe, while 10 year Treasury rates declined by roughly half, oil declined by about one-third, gold increased by almost 25% and the dollar weakened against most currencies.

With the S&P 500 ultimately gaining 9.71% during the period, one could be excused for thinking U.S. equity investors seemed callously indifferent to the disruptions to the global economy, the already large human cost of the pandemic both in lives lost and interruptions to lifestyles, and still high unemployment. The explanation for the markets’ seeming indifference is actually quite straightforward. The market is essentially a discounting mechanism for the future, looking forward perhaps 12-18 months and even beyond and only superficially considers current events. Treating the pandemic as a true “Black Swan” event that will be resolved in due course is not entirely unrealistic, given the progress being made on the vaccines and the improvement in patient care.

During the run up to the election, the markets did appear to have the results better handicapped than pollsters, in that a “Blue Wave” as the pollsters were predicting would have had profoundly negative implications for stocks. That the markets were unfazed indicates that in the aggregate, investors clearly saw something different.

The concentration of the large cap FANMAG stocks which so heavily influence the major indices, exaggerated the strength of the markets as they benefitted disproportionately from the pandemic and the work from home (WFH) phenomenon. Over the period, the vast majority of publicly traded equities registered negative returns, even as technology names sparkled. Just at the end of the period, however, there were incipient signs of a sector rotation from the technology stocks into more cyclical ones and into areas that consultants typically consider as “value” stocks, suggesting emerging investor confidence in the economic outlook.

During the period, our Fund somewhat underperformed the S&P500, returning 5.02% net of fees but vastly outperformed the value indices of the Russell 3000 Value and Russell 1000 Value which declined—8.42% and—7.97%, respectively. In what sounds like a broken record, growth stocks once again massively outperformed value but it was more of a tale of two economies as many software, e-commerce, technology, precious metals, consumer staples and even housing related stocks were direct beneficiaries of the crisis while businesses related to travel, leisure, restaurants, certain industrials, banks and energy were either directly shut down for some period of time or indirect casualties of lower interest rates, lower fuel demand and disrupted supply chains. The Fund’s sector performance was equally mixed. Sectors that contributed the most to performance were Information Technology, Consumer Discretionary and Materials while the biggest detractors were Industrials, Energy and Financials. Individually, the largest contributors were Amazon, Microsoft, NVIDIA, Apple, and Wheaton Precious Metals while the laggards were Delta Airlines, Boeing, Howmet Aerospace, Schlumberger and Noble Energy.

2	October 31, 2020

Amazon, Microsoft, NVIDIA and Apple were all beneficiaries of the rush to a work from home environment and the need to be socially distant. Consumers and businesses increasingly relied on E-commerce and cloud computing to meet their needs, many purchased new computers or other devices for remote work and schooling, gaming and streaming became a greater part of leisure time and all of these companies participated in some or all of these trends which may become the new normal. Wheaton Precious Metals, on the other hand, was a top performer because of the perceived safe haven status of gold and silver which make up the vast majority of its royalty streaming assets and commodity prices in turn benefitted from the effects that monetary stimulus had on real interest rates. In contrast, the laggards were impacted in the opposite manner, as travel grounded to a halt hurting Delta; demand for new aircraft and components declined precipitously impacting Boeing and Howmet; and fossil fuel demand lagged as people stayed home and further investment in energy projects was curtailed affecting Noble and Schlumberger, respectively. Of the laggards, we continue to hold Delta and Boeing, as we believed travel and aircraft demand are likely to recover eventually and the 737 Max will ultimately be re-certified but we eliminated the others, as their investment cases were more impaired.

We do not believe there is a bubble in the technology sector that in any way mirrors that of the 1999-2000 era. Still, if a vaccine is approved in short order, interest rates might continue to tip upward and inflation could make a modest appearance. Then the rotation that began to appear at the end of the period could well continue, and a broader mix of companies beyond the WFH beneficiaries should begin to outperform. Markets are not discounting any prospect of prolonged generalized business disruptions at this point, nor are they discounting anything less than a smooth political transition in the U.S. or that any new administration would enact radically different fiscal or monetary policies. Those are all possible risks. Under any set of circumstances, we expect there will be contrarian opportunities, and we will continue to look for them.

Sincerely,

Robert W. Kleinschmidt	Peter D. Shawn
Portfolio Manager	Director of Research

Annual Report	3

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Total Return Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2020

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	5.02%	7.17%	9.25%	10.20%
Standard & Poor’s 500 Total Return Stock Index	9.71%	10.42%	11.71%	13.01%

4	October 31, 2020

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

We are pleased to provide this investment overview for the 2020 fiscal year for the Tocqueville Opportunity Fund. During the fiscal year ended October 31, 2020 the Fund appreciated 44.30%, net of fees, and outperformed the SMID cap growth benchmark, the Russell 2500 Growth Index, which appreciated 21.71%.

Since the last update, the economic picture has been changed dramatically by the COVID-19 pandemic. The worldwide spread of this deadly virus has prompted unprecedented action from governments and central banks across the world. For the U.S. specifically, Congress has passed a multi-trillion-dollar stimulus plan to combat the sudden spike in unemployment and slowdown in consumer spending. In conjunction with Congress, The Federal Reserve dramatically cut interest rates to near zero and instituted a variety of programs to maintain liquidity and ensure orderly markets. These actions, in combination with optimism that a vaccine will be developed in the near future and better therapeutics to treat COVID-19, caused the 3rd Quarter U.S. GDP to increase 33% quarter over quarter.

Notwithstanding the human toll, COVID-19 has accelerated certain secular themes the Fund has been invested in, namely E-commerce and cloud computing. To stay solvent businesses needed to quickly pivot towards an online offering to reach its customers as the pandemic has forced the general public to stay at home. Shopify, one of the funds top holdings, enables this change quickly and seamlessly allowing a merchant to setup an online store in hours. In addition to a website, Shopify helps merchants fulfill orders, manage inventory, direct marketing spend, and facilitate payments among other services. It is our belief that this trend toward E-commerce will only become more important as the world returns to some semblance of normalcy and Shopify’s value proposition sets it up for years of rapid growth.

Another theme that has come to the forefront during this pandemic has been the need for businesses to accelerate their digital transformation to the cloud. With more employees working from home, businesses are needing to rapidly invest to ensure their network is accessible, efficient, and secure. This has created demand for all sorts of software solutions related to the cloud such as workflow management and cyber security just to name a few. The Fund’s investments in Service Now and Okta are emblematic of these trends and are seeing accelerating demand for its products as a result. We continue to be long term believers in these companies as they offer an attractive pay back to its users while delivering shareholders superior growth and strong recurring revenues with little to no churn.

Annual Report	5

Investments in information technology, industrials, and communication services provided the leading contributions on a relative basis versus the benchmark. Information technology investments were the leading drivers of absolute and relative performance, with Shopify, ServiceNow, OKTA, Coupa Software, and Twilio representing the top-five contributors to performance. Examining other areas of positive relative performance, we maintained an underweighted position in the real estate and materials sectors which together amounted to 2.22% in positive attribution. Detractions from performance included Bright Horizons Family Solutions, Wex Inc, Transdigm Group, and Woodward.

The Fund’s allocation to its top 10 and 50 positions at the end of the fiscal period totaled 48 and 90 percent, respectively. The Fund’s active share relative to its benchmark continues to be high, ranging from a low of 82% to a high of 92% during the past 12 months. As always, we sincerely appreciate your continued support.

Sincerely,

Paul Lambert

Portfolio Manager

6	October 31, 2020

The Tocqueville Opportunity Fund
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/10. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Returns assume the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2020

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Opportunity Fund	44.30%	21.12%	16.73%	15.68%
Russell 2500 Growth Total Return Index	21.71%	12.80%	13.30%	13.77%
Russell 2000 Total Return Index	— 0.14%	2.19%	7.27%	9.64%

Annual Report	7

The Tocqueville Phoenix Fund

Dear Fellow Shareholder,

For the fiscal year ended October 31, 2020, the Fund’s net asset value decreased 9.51%, versus a decrease of 0.14% for the Russell 2000 Index (“Russell 2000”), and a decrease of 13.92% for the Russell 2000 Value Index, each on a total return basis. Exiting calendar year 2019, we felt comfortable about our prospects for 2020. Consumer confidence was high, consumer net worth was at record levels, wages were increasing, and unemployment was at record lows. We were concerned with worldwide trade sanctions, but optimistic that cooler heads would prevail, and stability would return to domestic markets. Early in 2020, we began hearing about COVID-19 cases within the United States, causing the market to experience the fastest rate of decline since 1987. Smaller companies were hit far harder than large companies, with the Russell 2000 Value Index down nearly 36% in the first three months of the calendar year.

Aggressive fiscal and monetary stimulus was swiftly enacted at the end of March. Monetary actions included the lowering of the Federal Funds rate; the restart of the quantitative easing program; establishment of the Primary and Secondary Market Corporate Credit Facilities (that enable the Fed to buy corporate bonds and ETFs); the formation of the Main Street Lending program (to purchase small and medium-sized business loans); and, the initiation of the Paycheck Protection Program Lending Facility (that provides forgivable loans to businesses if such businesses retain employees). In addition to the monetary actions listed above, fiscal stimulus was also initiated through the Coronavirus Aid, Relief, and Economic Security Act. The act provided a one-time direct payment to qualifying individuals of $1,200, plus $500 per child. The so-called “Cares Act” also included a $600 per week allowance of additional unemployment benefits on top of normal state benefits (the results of which were that in many states, individuals were earning over $1,000 per week from unemployment benefits). The result has been a financial system awash in liquidity, which has undoubtedly driven the appetite for all asset classes and helped the Fund recapture most of the losses incurred earlier in the year. While we are not advocating for a different approach, we are concerned with how all of this plays out in the long run.

The outperformance of large cap versus small cap stocks continued this fiscal year, with the S&P 500 Index outperforming the Russell 2000 Index by about 500 basis points. The S&P’s performance has been driven by a few large capitalization growth stocks, that have benefited significantly from COVID-19 lockdown/isolation measures. When evaluating the divergence between large cap and small cap performance on a trailing three-year basis, the gap is the widest it has been in over two decades. Momentum investing further widened the disparity between growth and value stock performance to an all-time record. In Fiscal Year 2020, the Russell 2000 Value Index generated a loss of 13.92%, while the Russell 2000 Growth Index increased by 12.71%. The Fund’s outperformance versus the Russell 2000 Value Index was largely driven by stock selection. Our top performers were, Lumentum Holdings Inc., Flex Ltd, Rush Enterprises Inc, ABM Industries Incorporated, and WESCO International. While our top detractors were, Harsco Corp, PVH Corp, DXC Technology, Apogee Enterprises Inc, and Crane Co.

8	October 31, 2020

Several new positions were initiated during the fiscal year. The largest of which include, ABM Industries Inc, Cars.com Inc, Lydall, Unisys Corporation, and Lear Corp. Portfolio deletions included, Eastman Chemical Corp, WESCO International, Team Inc, Commercial Metals Company, and Trueblue Inc.

As we look ahead, valuations for the broad markets are high by historical standards such as the price/earnings ratio. However, interest rates are very low and substantial cash reserves are held on the sidelines which could propel the market upward. On the economic front, progress has been surprisingly strong. Consumer confidence is high, unemployment is declining, and disposable personal income and savings (bolstered by government programs) are up meaningfully versus last year. Consumer net worth is at a record level driven by the stock market and rising house values, and capital spending with its big multiplier effect is increasing, which has a large impact on the economy, as does the reshoring trend underway. On the negative side, inflation, if measured by commodity prices, is real and rising (except for oil), although the overall reported rate is quiescent. If this continues, profit margins will be negatively impacted.

That said, we remain active in searching for new investments, and to the extent that the market creates opportunities for us, we will act on them. The portfolio remains well positioned, with companies that are generating cash and making strategic investments to accelerate growth. Over time, we are confident that this progress will be reflected in higher market values.

Sincerely,

J. Dennis Delafield	Joshua Kaufthal	James Maxwell
Portfolio Manager	Portfolio Manager	Portfolio Manager

Annual Report	9

The Tocqueville Phoenix Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 10/31/10. On February 15, 2019, The Delafield Fund’s name changed to The Tocqueville Phoenix Fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Value Total Return Index measures performance of the small cap value segment of the U.S. equity universe. Securities are categorized as growth or value based on their relative book-to-price ratios, historical sales growth, and expected earnings growth. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEARS ENDED OCTOBER 31, 2020

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Phoenix Fund*	— 9.51%	— 4.95%	1.08%	3.47%
Russell 2000 Total Return Index	— 0.14%	2.19%	7.27%	9.64%
Russell 2000 Value Total Return	— 13.92%	— 4.05%	3.71%	7.06%

* Prior to February 15, 2019, the Fund’s name was The Delafield Fund.

10	October 31, 2020

Expense Example—October 31, 2020 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (May 1, 2020-October 31, 2020).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report	11

Expense Example Tables (Unaudited)

The Tocqueville Fund

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period* May 1, 2020- October 31, 2020
Actual	$1,000.00	$1,141.80	$6.73
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.25% for The Tocqueville Fund, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

The Tocqueville Opportunity Fund

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period* May 1, 2020- October 31, 2020
Actual	$1,000.00	$1,294.40	$7.27
Hypothetical (5% return before expenses)	1,000.00	1,018.80	6.39

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.26% for The Tocqueville Opportunity Fund, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

The Tocqueville Phoenix Fund

	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Expenses Paid During Period* May 1, 2020- October 31, 2020
Actual	$1,000.00	$1,185.90	$6.87
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.34

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including interest expense) of 1.25% for The Tocqueville Phoenix Fund, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

12	October 31, 2020

The Tocqueville Fund
Financial Highlights

Per share operating performance	Years Ended October 31,
(For a share outstanding throughout the year)	2020	2019		2018	2017		2016
Net asset value, beginning of year	$37.80	$35.84		$38.60	$33.72		$32.91
Operations:
Net investment income(1)	0.31	0.43		0.35	0.37		0.42
Net realized and unrealized gain	1.58	4.46		0.45	6.40		1.07
Total from investment operations	1.89	4.89		0.80	6.77		1.49
Distributions to shareholders:
Dividends from net investment income	(0.37)	(0.34)		(0.33)	(0.39)		(0.35)
Distributions from net realized gains	(2.29)	(2.59)		(3.23)	(1.50)		(0.33)
Total distributions	(2.66)	(2.93)		(3.56)	(1.89)		(0.68)
Change in net asset value for the year	(0.77)	1.96		(2.76)	4.88		0.81
Net asset value, end of year	$37.03	$37.80		$35.84	$38.60		$33.72
Total Return	5.0%	14.9%		2.0%	20.9%		4.6%
Ratios/supplemental data
Net assets, end of year (000)	$251,096	$285,070		$272,043	$293,637		$283,126
Ratio to average net assets:
Expenses before waiver/reimbursement	1.38%	1.30%		1.26%	1.27%		1.27%
Expenses after waiver/reimbursement	1.25%	1.25	%(2)	1.25%	1.26	%(2)	1.24	%(2)
Net investment income before waiver/reimbursement	0.69%	1.11%		0.91%	0.97%		1.18%
Net investment income after waiver/reimbursement	0.82%	1.16%		0.92%	0.98%		1.21%
Portfolio turnover rate	9%	13%		19%	10%		12%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	13

The Tocqueville Opportunity Fund
Financial Highlights

Per share operating performance	Years Ended October 31,
(For a share outstanding throughout the year)	2020		2019		2018		2017		2016
Net asset value, beginning of year	$28.11		$26.60		$26.12		$19.14		$21.41
Operations:
Net investment loss(1)	(0.40)		(0.29)		(0.29)		(0.37)		(0.29)
Net realized and unrealized gain (loss)	12.29		4.29		1.63		7.35		(1.98)
Total from investment operations	11.89		4.00		1.34		6.98		(2.27)
Distributions to shareholders:
Dividends from net investment income	—		—		—		—		—
Distributions from net realized gains	(1.66)		(2.49)		(0.86)		—		—
Total distributions	(1.66)		(2.49)		(0.86)		—		—
Change in net asset value for the year	10.23		1.51		0.48		6.98		(2.27)
Net asset value, end of year	$38.34		$28.11		$26.60		$26.12		$19.14
Total Return	44.3%		16.9%		5.3%		36.5%		(10.6)%
Ratios/supplemental data
Net assets, end of year (000)	$91,147		$84,583		$82,106		$77,773		$92,958
Ratio to average net assets:
Expenses before waiver/reimbursement	1.49%		1.41%		1.33%		1.38%		1.38%
Expenses after waiver/reimbursement	1.26	%(2)	1.28	%(2)	1.26	%(2)	1.30	%(2)(3)	1.38%
Net investment income before waiver/reimbursement	(1.18)%		(1.10)%		(1.13)%		(1.05)%		(0.94)%
Net investment income after waiver/reimbursement	(0.95)%		(0.97)%		(1.06)%		(0.97	)%(3)	(0.94)%
Portfolio turnover rate	30%		133%		151%		133%		108%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Includes interest expense of 0.01% for the year ended October 31, 2020, 0.03% for the year ended October 31, 2019, 0.01% for the year ended October 31, 2018, and 0.05% for the year ended October 31, 2017. Interest expense is not included in the Fund’s operating expense cap.
(3)	Expense waiver of 1.25% was implemented on November 1, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

14	October 31, 2020

The Tocqueville Phoenix Fund
Financial Highlights

Per share operating performance	Years Ended October 31,
(For a share outstanding throughout the year)	2020	2019	2018	2017		2016
Net asset value, beginning of year	$19.98	$20.20	$26.40	$26.47		$28.64
Operations:
Net investment loss(1)	(0.03)	(0.03)	(0.14)	(0.15)		(0.15)
Net realized and unrealized gain (loss)	(1.81)	1.16	(2.27)	4.91		0.78
Total from investment operations	(1.84)	1.13	(2.41)	4.76		0.63
Distributions to shareholders:
Dividends from net investment income	—	0.00 (2)	—	—		—
Distributions from net realized gains	(0.47)	(1.35)	(3.79)	(4.83)		(2.80)
Total distributions	(0.47)	(1.35)	(3.79)	(4.83)		(2.80)
Change in net asset value for the year	(2.31)	(0.22)	(6.20)	(0.07)		(2.17)
Net asset value, end of year	$17.67	$19.98	$20.20	$26.40		$26.47
Total Return	(9.5)%	6.2%	(10.6)%	19.0%		3.3%
Ratios/supplemental data
Net assets, end of year (000)	$131,658	$160,433	$237,119	$373,353		$400,827
Ratio to average net assets:
Expenses before waiver/reimbursement	1.50%	1.39%	1.32%	1.31%		1.29%
Expenses after waiver/reimbursement	1.25%	1.25%	1.25%	1.25	%(3)	1.29%
Net investment income before waiver/reimbursement	(0.41)%	(0.24)%	(0.55)%	(0.55)%		(0.33)%
Net investment income after waiver/reimbursement	(0.16)%	(0.10)%	(0.48)%	(0.49	)%(3)	(0.33)%
Portfolio turnover rate	24%	40%	40%	36%		39%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense waiver of 1.25% was implemented on November 1, 2016.

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	15

The Tocqueville Fund

Schedule of Investments as of October 31, 2020

Common Stocks—97.6%	Shares	Value
Banks—1.1%
Bank of America Corp.	120,000	$2,844,000
Capital Goods—7.1%
Caterpillar, Inc.	25,000	3,926,250
Deere & Co.	20,000	4,518,200
Illinois Tool Works, Inc.	25,000	4,897,000
Parker-Hannifin Corp.	15,000	3,125,400
The Boeing Co.	10,000	1,443,900
		17,910,750
Commercial & Professional Services—0.8%
Steelcase, Inc.—Class A	200,000	2,088,000
Consumer Services—2.5%
McDonald’s Corp.	30,000	6,390,000
Diversified Financials—2.4%
Berkshire Hathaway, Inc.—Class B(a)	10,000	2,019,000
The Charles Schwab Corp.	100,000	4,111,000
		6,130,000
Energy—1.0%
Chevron Corp.	35,000	2,432,500
Food & Staples Retailing—2.8%
Walmart, Inc.	50,000	6,937,500
Food, Beverage & Tobacco—3.5%
Constellation Brands, Inc.—Class A	9,000	1,487,070
The Coca-Cola Co.	150,000	7,209,000
		8,696,070
Health Care Equipment & Services—2.1%
Abbott Laboratories	50,000	5,255,500
Household & Personal Products—7.0%
Colgate-Palmolive Co.	100,000	7,889,000
The Procter & Gamble Co.	70,000	9,597,000
		17,486,000
Insurance—1.4%
Aflac, Inc.	100,000	3,395,000
Materials—9.9%
BHP Group Ltd.—ADR(b)	50,000	2,405,500
Dow, Inc.	30,000	1,364,700
Freeport-McMoRan, Inc.	100,000	1,734,000
Nutrien Ltd.(b)	50,000	2,034,000

Common Stocks—97.6%	Shares	Value
Pan American Silver Corp.(b)	100,000	$3,180,000
Sonoco Products Co.	75,000	3,666,750
Vulcan Materials Co.	40,000	5,793,600
Wheaton Precious Metals Corp.(b)	100,000	4,611,000
		24,789,550
Media & Entertainment—7.2%
Alphabet, Inc.—Class A(a)	5,000	8,080,550
Facebook, Inc.—Class A(a)	15,000	3,946,650
The Walt Disney Co.	50,000	6,062,500
		18,089,700
Pharmaceuticals, Biotechnology & Life Sciences—9.2%
Biogen, Inc.(a)	10,000	2,520,700
Ionis Pharmaceuticals, Inc.(a)	40,000	1,878,000
Johnson & Johnson	30,000	4,113,300
Merck & Co., Inc.	100,000	7,521,000
Pfizer, Inc.	200,000	7,096,000
		23,129,000
Retailing—7.0%
Amazon.com, Inc.(a)	5,000	15,180,750
eBay, Inc.	50,000	2,381,500
		17,562,250
Semiconductors & Semiconductor Equipment—11.1%
Applied Materials, Inc.	150,000	8,884,500
Intel Corp.	120,000	5,313,600
NVIDIA Corp.	15,000	7,520,400
QUALCOMM, Inc.	50,000	6,168,000
		27,886,500
Software & Services—8.4%
Automatic Data Processing, Inc.	40,000	6,318,400
Fidelity National Information Services, Inc.	10,000	1,245,900
Microsoft Corp.	67,000	13,565,490
		21,129,790
Technology Hardware & Equipment—4.3%
Apple, Inc.	100,000	10,886,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

16	October 31, 2020

The Tocqueville Fund

Schedule of Investments as of October 31, 2020

Common Stocks—97.6%	Shares	Value
Telecommunication Services—2.3%
Verizon Communications, Inc.	100,000	$5,699,000
Transportation—1.2%
Delta Air Lines, Inc.	100,000	3,064,000
Utilities—5.3%
NextEra Energy, Inc.	180,000	13,177,800
Total Common Stocks
(Cost $102,673,166)		244,978,910
Real Estate Investment Trust (REIT)—2.2%
Real Estate—2.2%
Weyerhaeuser Co.	200,000	5,458,000
Total Real Estate Investment Trust
(Cost $3,868,091)		5,458,000
Short-Term Investment—0.3%
Money Market Fund—0.3%
STIT-Treasury Portfolio—Institutional Class, 0.010%(c)	841,660	841,660
Total Short-Term Investment
(Cost $841,660)		841,660
Total Investments
(Cost $107,382,917)—100.1%		251,278,570
Liabilities in Excess of Other Assets—(0.1)%		(182,331)
Total Net Assets—100.0%		$251,096,239

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Australia 1.0%; Canada 3.9%.
(c)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	17

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2020

Common Stocks—101.6%	Shares	Value
Capital Goods—3.9%
Dover Corp.	2,000	$221,420
Fortive Corp.	5,000	308,000
HEICO Corp.	3,843	403,707
Hubbell, Inc.	2,500	363,775
IDEX Corp.	2,500	425,975
Lennox International, Inc.	1,300	353,158
Masco Corp.	13,000	696,800
Nordson Corp.	2,000	386,860
Rockwell Automation, Inc.	1,700	403,104
		3,562,799
Commercial & Professional Services—8.1%
Cintas Corp.	3,000	943,650
Copart, Inc.(a)	7,000	772,520
CoStar Group, Inc.(a)	1,000	823,610
Equifax, Inc.	2,500	341,500
Exponent, Inc.	5,000	347,950
IHS Markit Ltd.(b)	8,000	646,960
TransUnion	8,500	677,110
UniFirst Corp.	3,800	622,478
Verisk Analytics, Inc.	7,000	1,245,790
Waste Connections, Inc.(b)	9,500	943,540
		7,365,108
Consumer Durables & Apparel—0.4%
Lululemon Athletica, Inc.(a)	1,200	383,148
Consumer Services—0.9%
Bright Horizons Family Solutions, Inc.(a)	3,500	553,175
Brinker International, Inc.	6,000	261,240
Restaurant Brands International LP	37	1,928
		816,343
Diversified Financials—3.2%
Cannae Holdings, Inc.(a)	8,000	295,840
MarketAxess Holdings, Inc.	1,250	673,562
MSCI, Inc.	2,000	699,680
S&P Global, Inc.	2,500	806,825
Tradeweb Markets, Inc.—Class A	9,000	490,320
		2,966,227
Health Care Equipment & Services—8.5%
DexCom, Inc.(a)	7,000	2,237,060

Common Stocks—101.6%	Shares	Value
IDEXX Laboratories, Inc.(a)	2,800	$1,189,496
Insulet Corp.(a)	6,000	1,333,500
Intuitive Surgical, Inc.(a)	650	433,602
Masimo Corp.(a)	1,500	335,730
Tandem Diabetes Care, Inc.(a)	4,500	490,500
Teladoc Health, Inc.(a)	1,200	235,752
Veeva Systems, Inc.—Class A(a)	5,500	1,485,275
		7,740,915
Media & Entertainment—2.1%
Pinterest, Inc.—Class A(a)	27,000	1,591,650
Roku, Inc.(a)	1,500	303,600
		1,895,250
Pharmaceuticals, Biotechnology & Life Sciences—10.2%
Acceleron Pharma, Inc.(a)	2,000	209,160
Alnylam Pharmaceuticals, Inc.(a)	3,000	368,910
Bio-Techne Corp.	1,200	302,892
Charles River Laboratories International, Inc.(a)	2,400	546,480
Elanco Animal Health, Inc.(a)	10,000	310,100
Galapagos NV(a)(b)	3,000	354,285
Genmab A/S(a)(b)	3,000	999,218
Iovance Biotherapeutics, Inc.(a)	35,000	1,248,800
Mirati Therapeutics, Inc.(a)	2,000	434,280
MyoKardia, Inc.(a)	12,000	2,682,360
Neurocrine BioSciences, Inc.(a)	7,500	740,025
Pacira BioSciences, Inc.(a)	5,000	261,500
Reata Pharmaceuticals, Inc.—Class A(a)	4,000	466,840
Seagen, Inc.(a)	2,500	417,000
		9,341,850
Retailing—2.0%
Pool Corp.	2,750	962,033
RH(a)	2,500	838,075
		1,800,108
Software & Services—61.8%
Adobe, Inc.(a)	4,500	2,011,950
ANSYS, Inc.(a)	1,500	456,555
Aspen Technology, Inc.(a)	2,000	219,620
Atlassian Corp. PLC—Class A(a)(b)	3,500	670,670

The Accompanying Footnotes are an Integral Part of these Financial Statements.

18	October 31, 2020

The Tocqueville Opportunity Fund

Schedule of Investments as of October 31, 2020

Common Stocks—101.6%	Shares	Value
Avalara, Inc.(a)	5,000	$745,250
Booz Allen Hamilton Holding Corp.	6,500	510,250
Broadridge Financial Solutions, Inc.	4,000	550,400
Cadence Design Systems, Inc.(a)	5,000	546,850
Coupa Software, Inc.(a)	15,500	4,149,350
EPAM Systems, Inc.(a)	2,000	617,900
Fair Isaac Corp.(a)	1,500	587,175
Fastly, Inc.—Class A(a)	5,000	317,550
Fidelity National Information Services, Inc.	10,786	1,343,828
Fiserv, Inc.(a)	14,875	1,420,116
Fortinet, Inc.(a)	4,500	496,665
Global Payments, Inc.	14,031	2,213,250
MongoDB, Inc.(a)	2,500	571,175
Okta, Inc.(a)	21,000	4,406,430
Paycom Software, Inc.(a)	10,500	3,822,945
Paylocity Holding Corp.(a)	22,500	4,174,200
ServiceNow, Inc.(a)	17,000	8,458,690
Shopify, Inc.—Class A(a)(b)	8,500	7,866,155
Splunk, Inc.(a)	9,000	1,782,360
Twilio, Inc.—Class A(a)	9,500	2,650,215
Tyler Technologies, Inc.(a)	1,000	384,380
Workday, Inc.—Class A(a)	17,000	3,572,040
Zendesk, Inc.(a)	16,000	1,775,040
		56,321,009
Technology Hardware & Equipment—0.5%
PAR Technology Corp.(a)	10,000	369,700
Vontier Corp.(a)	2,000	57,480
		427,180
Total Common Stocks
(Cost $36,397,640)		92,619,937

Short-Term Investment—0.0%	Shares	Value
Money Market Fund—0.0%
STIT-Treasury Portfolio—Institutional Class, 0.010%(c)	536	$536
Total Short-Term Investment
(Cost $536)		536
Total Investments
(Cost $36,398,176)—101.6%		92,620,473
Liabilities in Excess of Other Assets—(1.6)%		(1,473,481)
Total Net Assets—100.0%		$91,146,992

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued Security. Foreign Concentration (including ADR’s) was as follows: Belgium 0.4%; Bermuda 0.7%; Canada 9.7%; Denmark 1.1%; United Kingdom 0.7%.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	19

The Tocqueville Phoenix Fund

Schedule of Investments as of October 31, 2020

Common Stocks—90.1%	Shares	Value
Auto Components—5.3%
Lear Corp.	15,000	$1,812,150
Visteon Corp.(a)	57,000	5,110,050
		6,922,200
Building Products—3.7%
Apogee Enterprises, Inc.	205,000	4,897,450
Chemicals—11.2%
Avient Corp.	95,000	2,951,650
GCP Applied Technologies, Inc.(a)	40,000	872,400
HB Fuller Co.	55,000	2,488,750
Innospec, Inc.	29,000	1,918,060
Orion Engineered Carbons SA(b)	300,000	4,401,000
WR Grace & Co.	50,000	2,174,500
		14,806,360
Commercial Services & Supplies—5.5%
ABM Industries, Inc.	80,000	2,777,600
Harsco Corp.(a)	350,000	4,515,000
		7,292,600
Communications Equipment—4.6%
Lumentum Holdings, Inc.(a)	73,000	6,036,370
Construction Materials—2.0%
U.S. Concrete, Inc.(a)	77,500	2,631,900
Electrical Equipment—3.1%
Acuity Brands, Inc.	45,000	4,011,300
Electronic Equipment, Instruments & Components—17.9%
Fabrinet(a)(b)	77,100	4,627,542
Flex Ltd.(a)(b)	415,000	5,872,250
II-VI, Inc.(a)	35,000	1,591,450
Kimball Electronics, Inc.(a)	8,400	101,808
Knowles Corp.(a)	85,000	1,211,250
MTS Systems Corp.	50,000	1,214,000
Plexus Corp.(a)	60,000	4,172,400
TTM Technologies, Inc.(a)	400,000	4,748,000
		23,538,700
Energy Equipment & Services—0.6%
Solaris Oilfield Infrastructure, Inc.—Class A	125,000	741,250

Common Stocks—90.1%	Shares	Value
Food Products—0.7%
Landec Corp.(a)	93,200	$895,652
Health Care Equipment & Supplies—0.8%
Inogen, Inc.(a)	35,000	1,022,350
Health Care Providers & Services—2.1%
Cross Country Healthcare, Inc.(a)	352,000	2,763,200
Household Durables—4.2%
Mohawk Industries, Inc.(a)	19,700	2,032,843
Newell Brands, Inc.	200,000	3,532,000
		5,564,843
Interactive Media & Services—1.4%
Cars.com, Inc.(a)	250,000	1,847,500
IT Services—5.0%
DXC Technology Co.	175,000	3,223,500
Unisys Corp.(a)	255,000	3,350,700
		6,574,200
Machinery—9.7%
Crane Co.	72,500	3,679,375
Lydall, Inc.(a)	150,000	2,968,500
Mayville Engineering Co., Inc.(a)	96,993	864,208
REV Group, Inc.	125,000	981,250
Stanley Black & Decker, Inc.	26,000	4,321,200
		12,814,533
Media—3.3%
TEGNA, Inc.	361,000	4,342,830
Oil, Gas & Consumable Fuels—0.4%
Marathon Petroleum Corp.	17,500	516,250
Paper & Forest Products—1.3%
Louisiana-Pacific Corp.	60,000	1,714,800
Pharmaceuticals—0.5%
Phibro Animal Health Corp.—Class A	40,000	657,600
Professional Services—0.2%
Mistras Group, Inc.(a)	80,000	297,600
Technology Hardware, Storage & Peripherals—0.5%
Hewlett Packard Enterprise Co.	75,000	648,000

The Accompanying Footnotes are an Integral Part of these Financial Statements.

20	October 31, 2020

The Tocqueville Phoenix Fund

Schedule of Investments as of October 31, 2020

Common Stocks—90.1%	Shares	Value
Textiles, Apparel & Luxury Goods—3.0%
PVH Corp.	68,000	$3,963,720
Trading Companies & Distributors—3.1%
Rush Enterprises, Inc.—Class A	115,500	4,139,520
Total Common Stocks
(Cost $116,256,688)		118,640,728
Short-Term Investment—5.0%
Money Market Fund—5.0%
STIT-Treasury Portfolio—Institutional Class, 0.010%(c)	6,600,000	6,600,000
Total Short-Term Investment
(Cost $6,600,000)		6,600,000
Total Investments
(Cost $122,856,688)—95.1%		125,240,728
Other Assets in Excess of Liabilities—4.9%		6,417,540
Total Net Assets—100.0%		$131,658,268

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Cayman Islands 3.5%; Luxembourg 3.3%; Singapore 4.5%.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Financial Statements.

Annual Report	21

Percent of Total Investments (Unaudited)

The Tocqueville Fund

Allocation of Portfolio Holdings

October 31, 2020

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

October 31, 2020

22	October 31, 2020

Percent of Total Investments (Unaudited)

The Tocqueville Phoenix Fund

Allocation of Portfolio Holdings

October 31, 2020

Annual Report	23

The Tocqueville Trust

Statements of Assets & Liabilities

October 31, 2020

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville Phoenix Fund

Assets:
Investments, at fair value(1)	$251,278,570	$92,620,473	$125,240,728
Cash and cash equivalents	—	—	6,367,578
Receivable for investments sold	—	416,948	446,088
Receivable for Fund shares sold	45,218	452,816	1,892
Dividends, interest and other receivables	221,050	3,180	59,145
Other assets	24,693	18,392	16,621
Total Assets	251,569,531	93,511,809	132,132,052
Liabilities:
Payable for investments purchased	—	—	100,120
Payable for loans outstanding	—	2,058,000	—
Payable for Fund shares redeemed	151,699	163,449	171,497
Payable to Adviser (see Note 8)	111,753	38,933	64,734
Payable to Administrator	41,671	15,045	13,738
Payable to Trustees	23,048	8,634	11,999
Accrued distribution fee	44,323	13,826	16,333
Accrued expenses and other liabilities	100,798	66,930	95,363
Total Liabilities	473,292	2,364,817	473,784
Net Assets	$251,096,239	$91,146,992	$131,658,268

Net assets consist of:
Paid in capital	$98,072,599	$32,414,994	$126,943,245
Total distributable earnings	153,023,640	58,731,998	4,715,023
Net assets	$251,096,239	$91,146,992	$131,658,268

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	6,780,522	2,377,570	7,449,375
Net asset value, offering and redemption price per share	$37.03	$38.34	$17.67

(1) Cost of investments	$107,382,917	$36,398,176	$122,856,688

The Accompanying Notes are an Integral Part of these Financial Statements.

24	October 31, 2020

The Tocqueville Trust

Statements of Operations

	For the Year Ended October 31, 2020
	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville Phoenix Fund
Investment Income:
Dividends*	$5,407,651	$259,619	$1,525,696
Interest	2,521	6,051	64,701
Total investment income	5,410,172	265,670	1,590,397
Expenses:
Investment Adviser’s fee (See Note 4)	1,957,041	630,433	1,165,357
Distribution (12b-1) fees (See Note 4)	652,347	210,145	364,174
Administration fees (See Note 4)	391,408	126,087	218,504
Legal fees	178,217	63,595	99,884
Transfer agent and shareholder services fees	101,715	44,874	98,923
Trustee fees and expenses	72,840	24,202	37,331
Other expenses (See Note 9)	64,108	32,871	42,764
Fund accounting fees	47,017	18,481	25,735
Audit fees	35,188	35,775	35,631
Printing and mailing expense	32,292	12,393	31,692
Blue sky fees	26,293	23,446	34,969
Insurance expense	22,074	6,416	13,616
Custody fees	13,731	11,111	15,942
Interest expense	7,685	13,179	—
Registration fees	3,741	2,356	728
Total expenses before waiver	3,605,697	1,255,364	2,185,250
Less: Fees waived (See Note 4)	(336,277)	(191,461)	(364,380)
Net expenses	3,269,420	1,063,903	1,820,870
Net Investment Income (Loss)	2,140,752	(798,233)	(230,473)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,207,950	4,437,086	3,324,516
Foreign currency translation	(9)	(1,215)	—
Written Options	—	602,485	—
	9,207,941	5,038,356	3,324,516
Net change in unrealized appreciation (depreciation) on:
Investments	(841,853)	27,144,018	(23,588,188)
Foreign currency translation	—	12,677	—
	(841,853)	27,156,695	(23,588,188)
Net gain (loss) on investments and foreign currency	8,366,006	32,195,051	(20,263,672)
Net Increase (Decrease) in Net Assets Resulting from Operations	$10,506,758	$31,396,818	$(20,494,145)
* Net of foreign taxes withheld of:	$21,994	$815	$15,960

The Accompanying Notes are an Integral Part of these Financial Statements.

Annual Report	25

The Tocqueville Trust

Statements of Changes in Net Assets

			The Tocqueville		The Tocqueville
	The Tocqueville Fund		Opportunity Fund		Phoenix Fund
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations:
Net investment income (loss)	$2,140,752	$3,167,959	$(798,233)	$(856,309)	$(230,473)	$(191,557)
Net realized gain on sale of investments and foreign currency	9,207,859	18,309,841	4,435,871	5,696,854	3,324,516	4,679,876
Net realized gain on written options	—	—	602,485	—	—	—
Net change in unrealized appreciation (depreciation)	(841,853)	16,292,414	27,115,889	8,718,992	(23,588,188)	5,576,539
Net change in unrealized appreciation on written options	—	—	40,806	—	—	—
Net increase (decrease) in net assets resulting from operations	10,506,758	37,770,214	31,396,818	13,559,537	(20,494,145)	10,064,858
Total dividends and distributions	(20,004,394)	(21,894,505)	(4,684,120)	(7,593,052)	(3,732,986)	(14,885,322)
Fund share transactions:
Net assets from merger (see Note 9)	—	—	—	—	33,427,094	—
Shares sold	3,714,741	11,822,494	19,679,061	14,445,329	4,772,451	5,944,084
Shares issued to holders in reinvestment of dividends	19,015,810	20,884,877	4,449,601	7,252,927	3,437,712	13,333,980
Shares redeemed	(47,206,946)	(35,556,284)	(44,276,906)	(25,187,960)	(46,184,545)	(91,143,706)
Net decrease	(24,476,395)	(2,848,913)	(20,148,244)	(3,489,704)	(4,547,288)	(71,865,642)
Net increase (decrease) in net assets	(33,974,031)	13,026,796	6,564,454	2,476,781	(28,774,419)	(76,686,106)
Net Assets:
Beginning of year	285,070,270	272,043,474	84,582,538	82,105,757	160,432,687	237,118,793
End of year	$251,096,239	$285,070,270	$91,146,992	$84,582,538	$131,658,268	$160,432,687

The Accompanying Notes are an Integral Part of these Financial Statements.

26	October 31, 2020

The Tocqueville Trust

Notes to Financial Statements

1.	ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, consisting of three separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), and The Tocqueville Phoenix Fund are each classified as diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid-cap companies which have the potential to deliver superior long term earnings growth. The Tocqueville Phoenix Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies.

The Tocqueville Phoenix Fund (formerly known as The Delafield Fund), a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993. The Delafield Fund changed its name to The Tocqueville Phoenix Fund on February 15, 2019. On November 15, 2019, The Tocqueville Phoenix Fund acquired all the net assets of The Tocqueville Select Fund (Note 9).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)	Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no NASDAQ Official Closing Price for a NASDAQ-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from NASDAQ will be used. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked price at the close of the New York Commodity Exchange. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Money market funds are valued at market price. Money market deposit accounts are reflected at cost as this is a cash instrument. Fixed income securities are valued at market price. Fixed Income securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.

Annual Report	27

Trading in securities on foreign securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. However, significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

b)	Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)	Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

•	Level 1 - Quoted prices in active markets for identical securities.

28	October 31, 2020

•	Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

When using the market quotations or closing price provided by the pricing service for equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investment trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

Annual Report	29

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The following is a summary of the inputs used, as of October 31, 2020, involving the Funds’ assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund*
Assets
Common Stocks	$244,978,910	$—	$—	$244,978,910
Real Estate Investment Trust (REIT)	5,458,000	—	—	5,458,000
Money Market Fund	841,660	—	—	841,660
Total Assets	$251,278,570	$—	$—	$251,278,570

The Tocqueville Opportunity Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$92,619,937	$—	$—	$92,619,937
Money Market Fund	536	—	—	536
Total Assets	$92,620,473	$—	$—	$92,620,473

The Tocqueville Phoenix Fund*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$118,640,728	$—	$—	$118,640,728
Money Market Fund	6,600,000	—	—	6,600,000
Total Assets	$125,240,728	$—	$—	$125,240,728

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.

30	October 31, 2020

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal year:

The Tocqueville Fund
Beginning Balance—November 1, 2019	$1,600
Purchases	—
Sales	—
Realized gains	—
Realized losses	—
Change in unrealized appreciation	(1,600)
Transfers in/(out) of Level 3	—
Ending Balance—October 31, 2020	$—

As of October 31, 2020 the change in unrealized appreciation on positions still held for securities that were considered Level 3 was $0.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

d)	Derivative Instruments and Hedging Activities

The Funds’ Adviser may use derivative instruments, such as options, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund, the Adviser used options to gain exposure to the underlying equity security and earn premium income.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020.

The Tocqueville Opportunity Fund

Derivatives not accounted for as hedging instruments	Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation on Investments
Purchased Options	$(294,951)	$40,806
Written Option	602,485	—
Total	$307,534	$40,806

Annual Report	31

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The Fund may enter into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. The use of options do not create leverage in the Funds.

The average monthly value of purchased options in the Opportunity Fund during the year ended October 31, 2020 was $89,427.

The average monthly value of written options in the Opportunity Fund during the year ended October 31, 2020 was $83,930.

Transactions in options in the Opportunity Fund during the year ended October 31, 2020 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of year:	$5,500,000	800
Options purchased	36,447,000	3,560
Options terminated in closing transactions	(13,584,500)	(2,010)
Options exercised	—	—
Options expired	(28,362,500)	(2,350)
Outstanding, end of year:	$—	—

e)	Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund and The Tocqueville Opportunity Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Funds recognize a realized gain or loss.

32	October 31, 2020

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on foreign currency translation.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

f)	Dividends and distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.

h)	Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

Annual Report	33

i)	Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

j)	COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

k)	Subsequent events evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued. This evaluation did not result in any subsequent events, that necessitated disclosure and/or adjustments.

3.	FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2020, or for any other tax years which are open for exam. As of October 31, 2020, open tax years include the tax years ended October 31, 2017 through 2020. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

34	October 31, 2020

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2020, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(171,558)	$(1,667,493)	$1,839,051
Opportunity Fund	784,547	(1,224,373)	439,826
Phoenix Fund	193,829	(550,343)	356,514

The permanent differences primarily relate to net operating losses, foreign currency reclasses and the usage of tax equalization.

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	Phoenix Fund
Tax cost of Investments	$107,382,917	$36,758,381	$122,934,684
Unrealized Appreciation	145,236,700	56,300,703	21,818,399
Unrealized Depreciation	(1,341,047)	(438,611)	(19,512,355)
Net unrealized appreciation (depreciation)	143,895,653	55,862,092	2,306,044
Undistributed operating income	1,587,630	—	—
Undistributed long-term gains	7,540,357	3,607,842	2,661,195
Distributable earnings	9,127,987	3,607,842	2,661,195
Other accumulated gain/(loss)	—	(737,936)	(252,216)
Total accumulated gain/(loss)	$153,023,640	$58,731,998	$4,715,023

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

The tax character of distributions paid during the years ended October 31, 2020 and 2019 was as follows:

	October 31, 2020
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$2,806,607	$17,197,787	$20,004,394
Opportunity Fund	—	4,684,120	4,684,120
Phoenix Fund	—	3,732,986	3,732,986

	October 31, 2019
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$2,534,561	$19,359,944	$21,894,505
Opportunity Fund	—	7,593,052	7,593,052
Phoenix Fund	2,829,094	12,056,228	14,885,322

Annual Report	35

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2020 and 2019.

For the fiscal year ended October 31, 2020, the Opportunity Fund and Phoenix Fund had late year losses of $737,936 and $252,216, respectively.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville Phoenix Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion.

With respect to The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that each Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreements will remain in effect until March 1, 2022 for each Fund. For the year ended October 31, 2020, the Adviser waived $336,277, $191,461, and $364,380 of the advisory fee for The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund, respectively. Such amounts are not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of each Fund; 0.13% on the next $600 million of the average daily net assets of each Fund; and 0.12% on all the average daily net assets of each Fund over $1 billion. For the year ended October 31, 2020, the Adviser has made payments of $111,490, $36,260, $61,186, to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. The Tocqueville Fund, The Tocqueville Opportunity Fund, and the Tocqueville Phoenix Fund, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

36	October 31, 2020

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund for the year ended October 31, 2020, were $13,915, $30,081, and $4,900, respectively.

5.	CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
The Tocqueville Fund	Shares	Shares
Shares sold	103,586	339,192
Shares issued to holders in reinvestment dividends	513,802	638,291
Shares redeemed	(1,379,364)	(1,025,665)
Net decrease	(761,976)	(48,182)

The Tocqueville Opportunity Fund
Shares sold	626,039	531,542
Shares issued to holders in reinvestment dividends	155,689	310,884
Shares redeemed	(1,413,648)	(919,461)
Net decrease	(631,920)	(77,035)

The Tocqueville Phoenix Fund
Shares issued in connection with merger (see Note 9)	1,635,723	—
Shares sold	283,424	315,292
Shares issued to holders in reinvestment dividends	169,346	722,709
Shares redeemed	(2,666,919)	(4,749,790)
Net decrease	(578,426)	(3,711,789)

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2020 are summarized below.

	Tocqueville Fund	Opportunity Fund	Phoenix Fund
Purchases:	$24,691,079	$24,846,488	$31,418,075
Sales:	$66,672,360	$47,856,218	$64,772,504

7.	LINE OF CREDIT

The Tocqueville Trust has a $50,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one year term and is reviewed annually by the Board of Trustees. The interest rate as of October 31, 2020 was 2.75%. During the year ended October 31, 2020, the Tocqueville Fund’s maximum borrowing was $2,508,000 and average borrowing was $252,012, the Opportunity Fund’s maximum borrowing was $6,137,000 and average borrowing was $421,611. This borrowing resulted in interest expenses of $7,685, and $13,179, respectively. The Tocqueville Phoenix Fund did not use the Line.

Annual Report	37

8.	OTHER EXPENSES

Other expenses include reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer (“CCO”) for the period November 1, 2019 through December 31, 2019. As of January 1, 2020, the CCO is no longer an affiliate of the Adviser. For November and December 2019, reimbursement to the Adviser for compensation of the CCO from the Funds amounted to $4,565, $1,337, $2,937, for the Tocqueville Fund, Opportunity Fund, and Phoenix Fund respectively.

9.	REORGANIZATION

On November 15, 2019, The Tocqueville Phoenix Fund (the “Acquiring Fund”) acquired all the net assets of The Tocqueville Select Fund (the “Acquired Fund”) pursuant to an Agreement and Plan of Reorganization approved by the series’ board of trustees on October 1, 2019. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,635,723 shares of the Acquiring Fund (valued at $33,427,094) for all 2,982,981 shares of the Acquired Fund at the close of business November 15, 2019. For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting to the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Fund’s net assets at that date ($33,427,094), including $3,957,209 of unrealized appreciation, were combined with those of the Acquiring Fund. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $165,074,604. The aggregate net assets of the Acquiring Fund immediately after the acquisition were $198,501,698. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included on the acquiring fund’s Statement of Operations since November 15, 2019. 100% of the costs associated with the Plan of Reorganization were paid by the Adviser. The Semi-annual report dated as of April 30, 2020, previously disclosed the net assets resulting from the Reorganization as $29,469,886. This number has been revised as of October 31, 2020 to $33,427,094 with an offsetting revision to net change in unrealized appreciation (depreciation) on investments. This revision had no impact on the net assets of the Fund. Using the guidance in ASC Topic 250, Accounting Changes and Error Corrections, Fund Management has concluded that this revision is not material to the financial statements.

38	October 31, 2020

Assuming the acquisition had been completed on November 1, 2019, the beginning of the annual reporting year of the Acquiring Fund, the Acquired Fund’s pro forma results of operations for the year ended October 31, 2020, are as follows:

Net Investment Loss: $(203,070)

Net Realized Gain on Investments: $4,679,876

Net Unrealized Depreciation on Investments: $(21,667,358)

Net Decrease in Net Assets Resulting from Operations: $(17,190,552)

Annual Report	39

The Tocqueville Trust

Report of Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Tocqueville Trust

Opinion on the financial statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Tocqueville Trust, comprised of The Tocqueville Fund, The Tocqueville Opportunity Fund, and The Tocqueville Phoenix Fund (collectively the “Funds”) as of October 31, 2020, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights of each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

40	October 31, 2020

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Grant Thornton LLP

We have served as the Funds’ auditor since 2006

Chicago, Illinois

December 23, 2020

Annual Report	41

ADDITIONAL INFORMATION (UNAUDITED)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Alexander Douglas Year of Birth: 1947	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2010	Retired. Formerly, President, CEO and owner of Spaulding Law Printing, Inc. from 1992 to November 2014.	3	None

Charles F. Gauvin Year of Birth: 1956	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since February 2015	Independent consultant on strategy, leadership and philanthropy, from 2018 –present; Chief Development Officer, Woods Hole Oceanographic Institution, from February 2016 – 2018; Executive Director, Maine Audubon, from August 2014 –January 2016	3	Director, Bioqual, Inc., July 1992 – present.

James W. Gerard Year of Birth: 1961	Trustee; Member of Audit Committee; Member of Governance and Nominating Committee	Indefinite Term, Since 2001	Managing Director, Hycroft Advisors, from January 2010-present; Managing Director, deVisscher & Co., LLC from January 2013 to present; The Chart Group from January 2001 to present.	3	President, American Overseas Memorial Day Association, 1998 to present; Trustee, Salisbury School, 2005 to present; Director, American Friends of Bleraucourt, 1992 to present; President, Little Baby Face Foundation, March 2015 to 2017; Member, Board of International Patrons of Duomo of Milano, 2018 to present.

42	October 31, 2020

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Helen Balk Year of Birth: 1972	Treasurer	Indefinite Term, Since 2014	Controller / Treasurer of Tocqueville Asset Management from January 2014 to present; Manager / Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.	N/A	N/A

Robert W. Kleinschmidt Year of Birth: 1949	Chairman, President, and Trustee	Indefinite Term, Chairman Since 2016, and President and Trustee Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present.	3	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Stephan Yevak Year of Birth: 1959	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2018	Deputy Chief Compliance Officer, Tocqueville Securities, L.P. from August 2011 to present; Deputy Chief Compliance Officer, Tocqueville Asset Management from August 2011 to present. Anti-Money Laundering Compliance Officer to both entities from March 2018 to present.	N/A	N/A

Cleo Kotis Year of Birth: 1975	Secretary	Indefinite Term, Since 2010	Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present.	N/A	N/A

Annual Report	43

ADDITIONAL INFORMATION (UNAUDITED)

Interested Trustees(2) and Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Charles Martin Year of Birth: 1988	Chief Compliance Officer	Indefinite Term, Since 2020	Managing Director, Vigilant Compliance, LLC, 2012 – present.	N/A	N/A

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

(2)	“Interested person” of the Trust as defined in the 1940 Act. Mr. Kleinschmidt is considered “interested person” because of his affiliation with the Advisor.

The Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling the Funds toll free at 1-800-355-7307.

44	October 31, 2020

2.	INVESTMENT ADVISORY AGREEMENT DISCLOSURE

In determining whether to approve the continuance of the Investment Advisory Agreements and the Administration Agreement, the Trustees, including the Independent Trustees, considered the following information:

1)	The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Investment Advisory Agreements and the quality of those services provided to Funds over the past year. The Trustees noted that the services under the Investment Advisory Agreements include: managing the investment and reinvestment of the Funds’ assets; supervising and managing all aspects of the Funds’ operations; and providing the Board on a regular basis with financial reports and analyses on the Funds’ operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Funds pursuant to the terms of the Administration Agreement and considered the nature, extent and quality of services provided under that agreement as well. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with counsel. The Trustees concluded that the nature and extent of the services provided under the Investment Advisory Agreements and the Administration Agreement were reasonable and appropriate in relation to the advisory fee and administration fee, respectively, that the level of services provided by the Adviser to the Funds had not diminished over the past year and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory and administrative services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the Investment Advisory Agreements and Administration Agreement, respectively, for the Funds; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Funds and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreements and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreements and the Administration Agreement and to continue to provide the high quality services that it has provided to the Funds to date.

2)	The performance of the Funds and the Adviser.

The Trustees reviewed the investment performance of the Funds, both on an absolute basis and as compared to a peer group for each respective Fund for the one-year, three-year, five-year and ten-year periods, ended July 31, 2020. The peer groups were comprised of other funds that had similar investment objectives and sales load structures, as determined by Morningstar: The Morningstar Large Blend Funds peer group, with total net assets between $214 million and $334 million, for The Tocqueville Fund; the Morningstar Mid-Cap Growth Funds peer group, with total net assets between $66 million and $141 million, for The Tocqueville Opportunity Fund; and the Morningstar Small Value Funds peer group, with total net assets between $112 million and $260 million, for The Tocqueville Phoenix Fund (the “Performance Peer Groups”).

Annual Report	45

The Trustees also compared each Fund’s investment performance against its benchmark market indices: the S&P 500 Index for The Tocqueville Fund; the Russell 2500 Growth Index for The Tocqueville Opportunity Fund; and the S&P 500 Index and the Russell 2000 Index for The Tocqueville Phoenix Fund (the “Indices”) for the one-year, three-year, five-year, and ten-year periods ended July 31, 2020 for all the Funds. The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Funds’ shareholders the performance that was available in the marketplace given each Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees concluded that the performance of the Funds against their respective Performance Peer Groups was satisfactory. In particular, the Trustees noted that The Tocqueville Fund had underperformed as compared to its Index for all periods; outperformed the median of its Performance Peer Group for the one-year, three-year, and five-year periods; and underperformed the median of its Performance Peer Group for the ten-year period. The Trustees noted that The Tocqueville Opportunity Fund outperformed its Index for all periods and outperformed the median of its Performance Peer Group for all periods. The Trustees noted that The Tocqueville Phoenix Fund underperformed both of its Indices for all periods; and underperformed the median of its Performance Peer Group for all periods except the one-year period.

3)	The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustee’s consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for each Fund against the advisory fees charged by funds in a universe of funds: the Morningstar Large Blend Funds peer group, with average net assets between $214 million and $334 million, for The Tocqueville Fund; the Morningstar Mid-Cap Growth Funds peer group, with average net assets between $66 million and $141 million, for The Tocqueville Opportunity Fund; and the Morningstar Small Value Funds peer group, with average net assets between $112 million and $260 million, for The Tocqueville Phoenix Fund (the “Expense Peer Groups”). The Trustees considered comparative total fund expenses of the Funds and the Expense Peer Groups. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of each Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under each Expense Peer Group fund agreement is often not apparent. The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

46	October 31, 2020

The Trustees noted that the contract rate advisory fee and administration fee for each of the Funds were reasonable, despite the contractual advisory fee rate being above average for The Tocqueville Fund and the administration fee being above average for The Tocqueville Fund and The Tocqueville Opportunity Fund when compared to their respective Expense Peer Groups. The Trustees also considered the combined contract rate advisory and administration fee as compared to their respective Expense Peer Group. The Board further observed that the total expense ratios of the Funds were also reasonable. The Board noted that the total expense ratio for The Tocqueville Fund, The Tocqueville Phoenix Fund was above average, when compared to their respective Expense Peer Groups and that the total expense ratios for The Tocqueville Opportunity Fund were below average, when compared to their respective Expense Peer Groups. The Board also noted that the Funds each operate pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus.

The Trustees also considered the profitability to the Adviser and its affiliate arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the 12 month period ended July 31, 2020. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreements and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 plans and Related Agreements and commissions received for effecting portfolio transactions. The Trustees concluded that the profitability of the Funds to the Adviser was not excessive.

4)	The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed with the Adviser whether economies of scale would be realized by it in its management of a Fund at higher asset levels. The Trustees noted that all of the Funds currently have advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with each Fund’s respective Peer Group. The Trustees also noted that the administration fee also has breakpoints. In the event there was significant asset growth in the future in a Fund, the Trustee’s determined to reassess whether the advisory fees and administration fee, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5)	Other Factors.

The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Funds’ soft dollar arrangements, whereby brokers provide research to the Funds or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Funds received better execution on trades.

Annual Report	47

Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Funds’ advisory fees and administration fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

3.	PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

4.	SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocquevillefunds.com.

5.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal year ended October 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
Phoenix Fund	0.00%

48	October 31, 2020

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2020 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
Phoenix Fund	0.00%

For the year ended October 31, 2020, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.72%
Opportunity Fund	0.00%
Phoenix Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
Phoenix Fund	0.00%

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Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bank Global Fund Services, LLC doing business as

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

Robert W. Kleinschmidt—Chairman

Alexander Douglas

Charles F. Gauvin

James W. Gerard

Independent Registered Public Accounting Firm

Grant Thornton LLP

171 North Clark St., Suite 200

Chicago, IL 60601

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocquevillefunds.com

TQ-ANNUAL Tocqueville Annual Report 10/31/2020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the Registrant’s Form N-CSR filed December 30, 2015.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  James Gerard is the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	91,350	169,350
Audit-Related Fees	0	0
Tax Fees	32.830	27,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Grant Thornton applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	32,830	27,000
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Incorporated by reference to the Registrant’s Form N-CSR filed December 30, 2015.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Tocqueville Trust

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, President

Date December 28, 2020

By (Signature and Title)* /s/ Helen Balk
Helen Balk, Treasurer

Date December 28, 2020

* Print the name and title of each signing officer under his or her signature.